SCHEDULE 14C

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                                Golden Soil, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                                GOLDEN SOIL, INC.

                              INFORMATION STATEMENT
                 SHAREHOLDER MAJORITY ACTION AS OF JULY 16, 2000


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A MAJORITY ACTION OF SHAREHOLDERS (THE "ACTION") OF GOLDEN SOIL, INC. (THE "COMPANY") WAS TAKEN ON JULY 16, 2000 BY THE MAJORITY SHAREHOLDERS IN ACCORDANCE WITH SECTIONS 78.315 AND 78.320, RESPECTIVELY OF THE NEVADA REVISED STATUTES. THESE TEN PERSONS COLLECTIVELY OWN IN EXCESS OF THE REQUIRED MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE COMPANY NECESSARY FOR THE ADOPTION OF THE ACTION.

1. To approve a ten-for-one forward split of the issued and outstanding shares of Common Stock; whereby
2.   the Articles of Incorporation remain unchanged.


SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 16, 2000 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,



/s/ JEFF LARRABEE
---------------------------------
JEFF LARRABEE, PRESIDENT


Approximate date of mailing: July 19, 2000

                                GOLDEN SOIL, INC.
                              372 East 12600 South
                               Draper, Utah 84020

                     INFORMATION STATEMENT FOR SHAREHOLDERS

The  Board  of  Directors  of  Golden  Soil,  Inc.,  a Nevada  corporation  (the
"Company") is furnishing this INFORMATION STATEMENT to shareholders in connection with a majority action of shareholders (the "Action") of Golden Soil, Inc. (The "Company") taken on July 16, 2000, in accordance with sections 78.315 and 78.320, respectively of the Nevada Revised Statutes. These ten persons collectively own in excess of the required majority of the outstanding voting securities of the company necessary for the adoption of the action. The following matter was approved:

o a ten-for-one forward split of the issued and outstanding shares of Common Stock;
o    the Articles of Incorporation remain unchanged.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

This Information Statement is first being mailed on or about July 19, 2000. This Information Statement constitutes notice to the Company's stockholders of corporate action by stockholders without a meeting as required by Chapter 78 of the Nevada Revised Statutes.

The date of this Information Statement is July 19, 2000.

                                GOLDEN SOIL, INC.
                              372 East 12600 South
                               Draper, Utah 84020

                              INFORMATION STATEMENT
                              (Dated July 19, 2000)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE AMENDMENT, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF THE SHAREHOLDERS HOLDING A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES OF COMMON STOCK. A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

General

This Information Statement is first being furnished on or about July 19, 2000, to holders of record of the common stock, $.001 par value per share ("Common Stock"), of Golden Soil, Inc., a Nevada corporation (the "Company"), in connection with the amendment (the "Amendment") of the Company's Certificate of Incorporation, (the "Certificate of Incorporation"), to effect a ten-for-one forward split of the issued and outstanding shares of Common Stock.

The Board of Directors of the Company (the "Board") has approved, and the shareholders owning a majority of the issued and outstanding shares of Common Stock outstanding as of July 16, 2000, have consented in writing to the Amendment. Such approval and consent are sufficient under Section 78.315 of the Nevada Revised Statutes and the Company's Bylaws to approve the Amendment. Accordingly, the Amendment will not be submitted to the other Company stockholders for a vote, and this Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Amendment in accordance with the requirements of Nevada law and the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including particularly Regulation 14C.

The resolutions adopted by the Board of Directors and majority stockholder provide for a forward split of the issued and outstanding share capital of the Company. The authorized capital of the Company remains unchanged. The forward split will become effective on the opening of business on the twenty first day following the mailing of this Information Statement to the Company's stockholders; and any executive officer, as required by the Nevada Law, is entitled to execute and file the Articles of Amendment with the Secretary of the State of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

This amendment is the only matter covered by this Information Statement.

The principal executive offices of the Company are located at 372 East 12600 South, Draper, Utah 84020, and the Company's telephone number is (801) 571-5252
 .

Interest of Certain Persons in Matters to Be Acted upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to effect the forward split of the Company's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the majority stockholder, which is not shared by all other stockholders.

Voting Securities and Principal Holders

Voting Securities

The securities that would have been entitled to vote if a meeting was required to be held consist of shares of $0.001 par value common stock of the Company. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on the date hereof, the record date for determining stockholders who would have been entitled to notice of and to vote on the amendments to the Company's Articles of Incorporation, was 675,000.

Security Ownership of Principal Holders and Management

To the knowledge of management and based upon a review of the stock ledger maintained by its transfer and registrar agent, the following table sets forth the beneficial ownership of persons who own more than five percent of the Company's common stock as of July 18, 2000, and the shareholdings each director of the Company and all directors and officers of the Company as a group.

---------------------------------------------------- ----------------------- -------------------------

                                                     Number of Shares Held   Percentage of Voting
Name and Address of Beneficial Owner                                         Stock
---------------------------------------------------- ----------------------- -------------------------
Jeff Larrabee(1)                                               100,000                 14.8%
372  East  12600  South
Draper,  Utah  84020
---------------------------------------------------- ----------------------- -------------------------
Shawni  Larrabee(1)                                            100,000                 14.8%
372  East  12600  South
Draper,  Utah  84020
---------------------------------------------------- ----------------------- -------------------------
Brian  Orth(1)                                                  30,000                  4.4%
9939  So.  Orchard  View  Dr.
South  Jordan,  Utah  84095
---------------------------------------------------- ----------------------- -------------------------
Melinda  Orth(1)                                                28,000                  4.1%
9939  So.  Orchard  View  Dr.
South  Jordan,  Utah  84095
---------------------------------------------------- ----------------------- -------------------------

   (1)   Jeff and Shawni  Larrabee  are  husband  and wife and Brian and Melinda
         Orth are husband and wife, as such, their combined holdings, as husband and wife, have been used to determine whether they are the beneficial owner of five per cent or more of the outstanding shares.

Amendment To The Company's Certificate Of Incorporation To Effect A 10-for-1 Forward Split Of The Outstanding Common Stock

The Board has approved the Amendment to effect a ten-for-one forward split ("Forward Split") of the issued and outstanding shares of Common Stock, par value $.001 per share ("Existing Common"). A copy of the Certificate of Amendment effecting the Forward Split, in substantially the form to be filed with the Department of State of Nevada, is provided below. The majority stockholders of the Company as of July 19, 2000, the date of this Information Statement, have consented to the Forward Split and keeping the Articles of Incorporation otherwise unchanged. The forward split is expected to become effective as of August 10, 2000 (the "Effective Date"). Pursuant to the Forward Split, each one share of Existing Common issued and outstanding immediately prior to the Effective Date will be reclassified as, and exchanged for, ten shares of newly issued Common Stock, par value $.001 ("New Common").

The Forward Split will not materially affect the proportionate equity interest in the Company of any holder of Existing Common or the relative rights, preferences, privileges or priorities of any such stockholder. The Company does not have any outstanding warrants, options or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

Purpose and Effect of the Forward Split

The primary purpose of the Forward Split is to increase the number of total shares issued and outstanding of the Company's Common Stock in order to ensure the existing share capital is not diluted on issuing shares from treasury in connection with a merger or an acquisition in the future. Further, the increase, while probably resulting in a lower trading price should the Company shares become actively traded, will have the effect of increasing the shares available in the public float and making a more stable market for the Company's stock.

The Company does not anticipate any change in the Company's status as a reporting company for federal securities law purposes as a result of the Forward Split.

The New Common issued pursuant to the Forward Split will be fully paid and non-assessable. All shares of New Common will have the same par value, voting rights and other rights as shares of the Existing Common have. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock that may be issued. The Company has no definitive plans or commitments to issue additional shares of Common Stock.

Stock Certificates and Fractional Shares

The Forward Split will occur on the Effective Date without any further action on the part of stockholders of the Company and without regard to the date or dates on which certificates representing shares of Existing Common actually are surrendered by each holder thereof for certificates representing the number of shares of the New Common which each such stockholder is entitled to receive as a consequence of the Forward Split. After the Effective Date of the Forward Split, each certificate representing shares of Existing Common will be deemed to represent ten shares of New Common. Certificates representing shares of New Common will be issued in due course as old certificates are tendered for exchange or transfer to Interwest Transfer Company, Inc., 1981 East Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117, (the "Exchange Agent" or "Transfer Agent"), telephone number: 801-277-3147.

Number of Holders

As of June 27, 2000, there were approximately 26 holders of record of Existing Common. The Company does not anticipate that, as a result of the Forward Split, the number of holders of record or beneficial owners of Existing Common or New Common will change significantly.

Exchange of Stock Certificates

On or after August 10, 2000, stockholders may forward their stock certificates to Interwest Transfer Company, Inc., 1981 East Murray Holladay Road, Suite 100, Salt Lake City, Utah, Telephone (801) 277-3147, together with $15 for each stock certificate requested to be issued or transferred for new stock certificates reflecting the forward split and new Cusip Number of the Company. If stock certificates are being transferred into the same name, no signature is required; if they are being transferred to a new name, the stock certificate submitted must be signed and the signature must be guaranteed by a "Medallion Member" bank or broker dealer. A stock power similarly signed and guaranteed will also be acceptable.

Stock certificates representing shares of Existing Common which contain a restrictive legend will be exchanged for New Common with the same restrictive legend. As applicable, the time period during which a stockholder has held the Existing Common will be included in the time period during which such stockholder actually holds the New Common received in exchange for such Existing Common for the purposes of determining the term of the restrictive period applicable to the New Common.

Federal Income Tax Consequences

The receipt of New Common in the Forward Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. The tax basis of New Common received as a result of the Forward Split will be equal, in the aggregate, to the basis of the Existing Common exchanged for New Common. The per share tax basis of the New Common is based on the tax basis of the Existing Common for which the New Common is exchanged. For purposes of determining whether short-term or long-term capital gains treatment will be applied to a stockholder's disposition of New Common subsequent to the Forward Split, a stockholder's holding period for the shares of Existing Common will be included in the holding period for the New Common received as a result of the Reverse Split.

The Discussion Set Forth above Concerning Certain Federal Income Tax Consequences of the Forward Split Is Included for General Information Only. All Stockholders Are Advised to Consult Their Own Tax Advisors as to Any Federal, State, Local or Foreign Tax Consequences Applicable to Them Which Could Result from the Forward Split.

Effectiveness

The Company reserves the right, on notice to stockholders, to abandon or modify the proposed Forward Split at any time prior to the filing of the Amendment on consent of the Board and the holders of a majority of the Existing Common then issued and outstanding.

Approval Required

The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed amendment. At the date of this Information Statement, there were approximately 675,000 shares of Common Stock outstanding. As discussed above, the Company's Board of Directors has obtained written consents for the amendment to the Certificate of Incorporation from stockholders owning approximately 397,000 shares voted for the Amendment, representing approximately 51.81% of the votes of the Company's outstanding stock. The Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with the Amendment.

By Order of the Board of Directors,


         /s/ Jeff Larrabee
         -----------------------
Per:     Jeff Larrabee, President
         Dated:  July 19, 2000

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